AXA PREMIER VIP TRUST – TARGET ALLOCATION PORTFOLIOS

SUPPLEMENT DATED SEPTEMBER 29, 2016 TO THE PROSPECTUS DATED MAY 1, 2016

This Supplement updates certain information contained in the Prospectus dated May 1, 2016, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fee rates payable by the Target Allocation Portfolios for administrative services and the institution of a voluntary waiver by the Manager of a portion of the management, administration or other fees payable to it by the Target Allocation Portfolios.

Effective October 1, 2016, the last paragraph in the section of the Prospectus entitled “Management Team – Management Fees” is deleted in its entirety and replaced with the following information:

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Target Allocation Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Target Allocation Portfolios are aggregated with those of the Trust’s AXA Allocation Portfolios and Charter Allocation Portfolios, which are offered in other prospectuses and with the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Advisors Trust (the “EQAT Fund-of-Funds Portfolios”), which are also managed by FMG LLC and offered in other prospectuses. The asset-based administration fee is equal to an annual rate of 0.150% of the first $35 billion of the aggregate average daily net assets of the Target Allocation Portfolios, AXA Allocation Portfolios, Charter Allocation Portfolios and EQAT Fund-of-Funds Portfolios; 0.110% on the next $10 billion; 0.100% on the next $5 billion; and 0.095% thereafter. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Target Allocation Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Effective October 1, 2016, the section of the Prospectus entitled “Management Team – Expense Limitation Agreement” is revised to include the following information:

Voluntary Expense Limitation

The Manager has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Target Allocation Portfolios so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolios (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business) do not exceed the following annualized rates: 1.10% for Class A and Class B shares of the Portfolios, as applicable, and 0.85% of Class K shares of the Portfolios. This voluntary waiver may be reduced or discontinued at any time without notice.